EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

        THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 13, 2006, by and among Trend Mining Company, a Delaware corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively the “Subscribers”).

        WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

        WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers and the Subscribers, in the aggregate, shall purchase:

1.

Up to One Million Twenty-Five Thousand Dollars ($1,025,000) (the “Purchase Price”) of principal amount of promissory notes of the Company (“Note” or “Notes”) convertible into shares of the Company’s common stock, $0.01 par value (the “Common Stock”) at a per share conversion price equal to $0.10, in the form attached hereto as Exhibit A;

2.

Four Million One Hundred Thousand (4,100,000) Class A warrants (the “Class A Warrants”), exercisable for shares of Common Stock at $0.17 per share (the “Class A Warrant Shares”), in the form attached hereto as Exhibit B1; and

3.

Five Million One Hundred Twenty-Five Thousand (5,125,000) Class B warrants (the “Class B Warrants”), exercisable for shares of Common Stock at $0.25 per share (the “Class B Warrant Shares”), in the form attached hereto as Exhibit B2.

The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Shares”), the Class A and Class B Warrants (together, the “Warrants”) and the Class A and Class B Warrant Shares (together the “Warrant Shares”) are collectively referred to herein as the “Securities.”

        NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

ARTICLE I

SUBSCRIPTION

        1.1         Subscription. The Subscribers hereby subscribe and agree to purchase, and the Company hereby agrees to issue and sell to the Subscribers, the amount of Warrants and Notes in the principal amounts, as designated on the signature page hereto. The aggregate principal amount of the Notes to be purchased by the Subscribers on the Closing Date (as defined below) will, in the aggregate, be equal to the Purchase Price.

        1.2         Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on June 8, 2006 (the “Closing Date”) the Closing will take place at the offices of the Company or at such other time and/or place as the parties may agree or via the exchange of facsimile signatures (as contemplated herein).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        2.1         Representations and Warranties. The Company hereby represents and warrants to the Subscribers as follows, which representations and warranties are true as of the date hereof and will be true as of the Closing Date:

                (a)        Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                (b)       Authority; Enforceability. This Agreement, the Note, the Warrants, the Waiver, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. As used in this Agreement, “Material Adverse Effect” means a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

                (c)       Compliance with Applicable Laws. The Company is currently in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs, requirements and injunctions of all governmental authorities, agencies, courts, and administrative tribunals, except for such noncompliance that, individually and in the aggregate, would not have a Material Adverse Effect.

                (d)       Governmental Authorizations. Except for the filing of any forms required under the federal securities laws and any filings required under state “blue sky” laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or the performance by the Company of its obligations hereunder.

                (e)       Proceedings. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company, before any court or arbitrator, or any governmental body, agency or official in which there is a reasonable likelihood of a decision which could have a Material Adverse Effect on the Company or which challenges the validity of this Agreement.

                (f)       Exempt Transaction. The offer, sale and issuance of the Securities without registration (assuming the accuracy of the representations and warranties made by the Subscriber in Article III hereof) will not violate the Securities Act or any applicable state securities or “blue sky” laws or other applicable laws. None of the Company, its affiliates or any person acting on its behalf has engaged in any form of general solicitation or advertising (as defined in Rule 502(c) of the Securities Act) or engaged in any action that would require the registration under the Securities Act of the offering and sale of the Securities.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

        3.1         Representations and Warranties. Each Subscriber hereby represents and warrants to the Company as follows, which representations and warranties are true as of the date hereof and will be true as of the Closing Date:

                (a)       Organization and Standing. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                (b)       Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, or members, as the case may be, is required.

                (c)       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Each Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

                (d)       Information on Company. The Subscriber has been furnished with or has had access at the EDGAR website of the Commission to the Company’s Form 10-KSB for the year ended September 30, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website. In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. The Subscriber’s decision to enter into the transaction contemplated by this Agreement is based on the Subscriber’s own evaluation of the Company’s business activities and the finances, merits, and risks of purchasing the Securities.

                (e)       Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters that enables the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The Subscriber is aware that an investment in the Securities involves a number of very significant risks, including the possible loss of his entire investment and has considered and reviewed the information provided by the Company with such advisors as the Subscriber deemed necessary. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended and the Subscriber is not a broker-dealer.

                (f)       Purchase of Notes and Warrants. On the Closing Date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act.

                (g)       Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act, any applicable state securities laws, or is exempt from such registration.

                (h)       Shares and Warrant Shares Legend. The Shares and Warrant Shares will bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TREND MINING COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                (i)       Warrants Legend. The Warrants shall bear the following or similar legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TREND MINING COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                (j)       Note Legend. The Note shall bear the following legend:

“THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TREND MINING COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                (k)       Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting other than in connection and concurrently with such communicated offer.

                (l)        Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                (m)       Restricted Securities. Subscriber understands that the Securities have not been registered under the Securities Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the Securities Act. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                (n)       No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                (o)       No Market Manipulation. No Subscriber has taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                (p)       Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date will be true and correct as of the Closing Date.

ARTICLE IV

CONVERSION OF NOTE

        4.1         Conversion of Note. Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 8.1 of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof will be deemed a “Conversion Date.” The Company will itself or cause the Company’s transfer agent to transmit the Company’s Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (such third day being the “Delivery Date”). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber and the Subscriber has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers the original Note to the Company. In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

        Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

ARTICLE V

WARRANTS

        5.1         Class A Warrants. On the Closing Date, the Company will issue and deliver Class A Warrants to the Subscribers. Four thousand (4,000) Class A Warrants will be issued for each one thousand dollars ($1,000) of principal of the Note subscribed hereunder. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be $0.17. The Class A Warrants will be exercisable until five (5) years after the Closing Date.

        5.2         Class B Warrants. On the Closing Date, the Company will issue and deliver Class B Warrants to the Subscribers. Five thousand (5,000) Class B Warrants will be issued for each one thousand dollars ($1,000) of principal of the Note subscribed hereunder. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class B Warrant will be $0.25. The Class B Warrants will be exercisable from the Closing Date until the Registration Statement described in Section 6.1 of this Agreement has been effective for the public, unrestricted and registered resale of the Warrant Shares for one hundred and twenty (120) days.

ARTICLE VI

REGISTRATION OF SHARES AND WARRANT SHARES

        6.1         Registration of Shares and Warrant Shares. The Company agrees to use its best efforts to prepare and file with the Commission a registration statement under the Securities Act registering the Shares and the Warrant Shares (together, the “Registrable Securities”). The Company will also use its best efforts to cause such registration statement to become and remain effective and will promptly notify all holders of the Registrable Securities (each a “Seller” and collectively the “Sellers”) upon the Company’s receipt of notice that the registration statement has been declared effective. Upon such effectiveness, the Company will furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein as such holders may reasonably request in order to facilitate the public sale or disposition of the securities covered by such registration statement.

        6.2         Provision of Documents. In connection with the registration described in Section 6.1, the Sellers will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        6.3         Expenses of Registration. All expenses incurred by the Company in complying with Section 6.1, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance for all Sellers are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the registration statement under Section 6.1. Selling Expenses in connection with each registration statement under Section 6.1 will be borne by the Sellers and may be apportioned among such Sellers in proportion to the number of shares sold by the Seller relative to the number of shares under such registration statement or as all such Sellers thereunder may agree.

ARTICLE VII

TERMINATION

        7.1         Termination. This Agreement may be terminated by the mutual agreement of the parties hereto.

        7.2         Effect of Termination. In the event of termination of this Agreement, this Agreement will be of no force or effect.

ARTICLE VIII

MISCELLANEOUS

        8.1         Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, must be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder will be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Trend Mining Company, 5439 South Prince Street, Littleton, CO 80120, Attn: Thomas Loucks, President and CEO, telecopier number: (303) 798-7374, with a copy by telecopier only to: Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Henry I. Rothman, telecopier number: (212) 704-5950, and (ii) if to the Subscribers, to: the addresses and telecopier numbers indicated on the signature pages hereto.

        8.2         Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

        8.3         Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, will be deemed an original, but all such counterparts will constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

        8.4         Waivers and Consents. For the purposes of this Agreement, no course of dealing between the Company and the Subscriber, or no delay on the part of either party hereto in exercising any rights hereunder will operate as a waiver of the rights hereof or thereof. No provision hereof may be waived except by a written instrument signed by the party waiving the provision.

        8.5         Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

Any action brought by either party against the other concerning the transactions contemplated by this Agreement may be brought only in the state courts of New York or in the federal courts located in the state of New York. The prevailing party will be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed inoperative to the extent that it may conflict therewith and will be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision of any agreement.

        8.6         Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees will have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the inclusion of a Subscriber in the registration statement) will be deemed to constitute the Subscribers as a partnership, an association, a joint venture, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber will be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it will not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and the Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

        8.7         Headings. The descriptive headings in this Agreement have been inserted for convenience only and must not be deemed to limit or otherwise affect the construction or interpretation of any provision herein.

        8.8         Usage. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Reference in this Agreement to “including,” “includes,” and “include” will be deemed to be followed by “without limitation.”

        8.9         Facsimile Signatures. A facsimile signature on this Agreement or an original signature delivered by facsimile will be considered the same as an original.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.

TREND MINING COMPANY
By:
Name: Thomas A. Loucks Title: President and Chief Executive Officer

SUBSCRIBER	NOTE PRINCIPAL	CLASS A WARRANTS	CLASS B WARRANTS
IGNATZ ARNSTEIN	$50,000	200,000	250,000
1515 52nd Street
Brooklyn, N.Y. 11219
/s/
(Signature)

VICTOR BARANES	$10,000	40,000	50,000
8730 Caminito-Sueno
La-Jolla, C.A. 92037
Fax: (310) 390-9701
/s/
(Signature)

DANIEL FELLUS	$5,000	20,000	25,000
8730 Caminito-Sueno
La-Jolla, C.A. 92037
Fax: (310) 390-9701
/s/
(Signature)

SHLOMO FELLUS	$10,000	40,000	50,000
8730 Caminito-Sueno
La-Jolla, C.A. 92037
Fax: (310) 390-9701
/s/
(Signature)

        IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.

TREND MINING COMPANY
By: /s/
Name: Thomas A. Loucks Title: President and Chief Executive Officer

SUBSCRIBER	NOTE PRINCIPAL	CLASS A WARRANTS	CLASS B WARRANTS
GEORGE FURLA	$75,000	300,000	375,000
8530 Wilshire Boulevard, Suite #420
Beverly Hills, C.A. 90211
Fax: (310) 659-9412
/s/
(Signature)

MIRIAM HAUSMAN	$50,000	200,000	250,000
142 West End Avenue
New York, N.Y. 10023
/s/
(Signature)

BELLA LEVY	$7,000	28,000	35,000
89 Elmwood Avenue
Passaic, N.J. 07055
/s/
(Signature)

        IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.

TREND MINING COMPANY
By: /s/
Name: Thomas A. Loucks Title: President and Chief Executive Officer

SUBSCRIBER	NOTE PRINCIPAL	CLASS A WARRANTS	CLASS B WARRANTS
JAMES MAGGS	$25,000	100,000	125,000
800 Old Bridge Road
Brielle, N.J. 08730-1334
Phone: (732) 223-9870
Fax: (732) 223-1157
/s/
(Signature)

VICTOR MORGENSTERN	$50,000	200,000	250,000
106 Vine Avenue
Highland Park, I.L. 60035
Fax: (847) 432-6861
e-mail: vmstar@msn.com
/s/
(Signature)

ZACHARY SCHENKER	$2,500	10,000	12,500
171 West 79th Street, Apt. 104
New York, N.Y. 10024
/s/
(Signature)

        IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.

TREND MINING COMPANY
By: /s/
Name: Thomas A. Loucks Title: President and Chief Executive Officer

SUBSCRIBER	NOTE PRINCIPAL	CLASS A WARRANTS	CLASS B WARRANTS
JOSEF D. SCHENKER	$2,500	10,000	12,500
461 Cumberland Street
Englewood, N.J. 07631
/s/
(Signature)

IRENE SCHENKER	$3,500	14,000	17,500
160 West End Avenue
New York, N.Y. 10023
/s/
(Signature)

JACK SCHENKER & MARTINE SCHENKER, JACK SCHENKER	$34,500	138,000	172,500
DEFINED PENSION PLAN, DTD 1/1/93
200 RIVERSIDE BOULEVARD #21D
NEW YORK, N.Y. 10069
/s/
(SIGNATURE)

HOWARD SCHRAUB	$450,000	1,800,000	2,250,000
G. Howard Associates
525 East 72nd Street
New York NY 10021
/s/
(Signature)

        IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of the day and year first above written.

TREND MINING COMPANY
By: /s/
Name: Thomas A. Loucks Title: President and Chief Executive Officer

SUBSCRIBER	NOTE PRINCIPAL	CLASS A WARRANTS	CLASS B WARRANTS
ALPHA CAPITAL AKTIENGESELLSCHAFT	$250,000	1,000,000	1,250,000
Address:
Fax:
/s/
(Signature)

LIST OF EXHIBITS AND SCHEDULES

      Exhibit A                                         Form of Note

      Exhibit B 1                                       Form of Class A Warrant

      Exhibit B 2                                       Form of Class B Warrant

      Exhibit C                                         Form of Waiver

      Exhibit D                                         Form of Public Announcement on Form 8-K